PROMISSORY NOTE

$_________                                                        April 12, 2007
                                                              New York, New York

      For good and valuable consideration, the receipt of which is hereby acknowledged, Gales Industries Incorporated, a Delaware corporation (the "Company"), promises to pay to the order of _________, or her/his registered assigns (the "Holder"), the principal sum of _________ dollars ($_________), as such amount may be increased pursuant to Section 1(a) of this Note, together with interest thereon as provided for herein. The principal amount of this Note shall be payable (i) on the first day of each month in thirty six equal monthly installments of principal in the amount of _________ dollars ($_________), as such amount may be increased pursuant to Section 1(a) of this Note. In addition to principal there shall be paid to Holder the accrued interest on the outstanding principal amount of this Note from the date of original issuance of this Note, through and including the date of payment of such interest, payable on the first business day of each month commencing May 1, 2007, and continuing through and including April 1, 2010, or, if earlier, (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amount is declared due and payable by the Holder or made automatically due and payable in accordance with the terms hereof (the "Maturity Date").

      The Company further agrees to pay interest on the unpaid principal sum of this Note at the rate of seven (7%) percent per annum. In no event shall the Holder hereof, or any permitted successor or assign, be entitled to receive, collect or retain any amount of interest paid hereon in excess of that permitted by applicable law.

      This Note may be prepaid in whole or in part at any time. All payments made pursuant to this Note shall be applied first to reimbursable expenses, interest accrued, if any, and then principal.

      This Note is issued pursuant to that certain Stock Purchase Agreement, dated as of January 2, 2007 (the "Stock Purchase Agreement"), entered into between the Company and Sigma Metals, Inc ("Sigma").

      The following is a statement of rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

      1. Increase in Principal. (a) The original principal amount of this Note represents the proportionate amount due Holder in respect of the "06 Earnings" of Sigma as defined in Section 2.3A of the Stock Purchase Agreement. Upon determination of the "07 Earnings" as defined in Section 2.3A, the principal amount of this Note shall be deemed to have been increased as of the issuance date of this Note by Holder's proportionate share of the 07 Earnings (the " 07 Principal") and there shall be paid to Holder, together with the payment due on the 1st day of the month following the date of determination of the 07 earnings, all additional interest that would have accrued thereon had the principal amount of this Note reflected the '07 Earnings as of the date of issuance.

            (b) Commencing on the first day of the month following the date of determination of the 07 Principal, and continuing on the first day of each month thereafter until April 1, 2010, there shall be paid to Holder in addition to the principal amount and interest provided above, equal monthly payments of the 07 Principal together with the interest accrued from the date thereon and not previously paid on the 07 Principal amortized over the balance of the term of the Note through and including April 1, 2010,.

      Holder may accelerate this Note in order to pay income taxes on the 06 and 07 Earnings in accordance with Section 2.3(a) of the Stock Purchase Agreement referenced herein.

      2. Events of Default. If any of the events specified in this Section shall occur (herein individually referred to as an "Event of Default"), the Holder may, so long as such condition exists, in addition to any other right, power or remedy granted to the Holder under this Note, the Stock Purchase Agreement, the Security Agreement (as hereinafter defined), or applicable law, either by suit in equity or by action at law, or both, declare the entire principal amount (and accrued interest thereon) and all other amounts immediately due and payable, without presentment, demand or notice of any kind, all of which are expressly waived, provided, however, that upon the occurrence of any Event of Default described in Section 2(c) or 2(d) hereof, the entire principal amount (and accrued interest thereon) and all other amounts shall automatically become due and payable:

            (a) Payment of any portion of the principal of this Note or interest accrued thereon shall be delinquent for a period of 10 days or more after the due date thereof;

            (b) If the Company shall fail to observe any covenant or other provision contained in this Note (other than with respect to payment), the Stock Purchase Agreement or the Security Agreement and such failure of observance shall be continuing for 10 days after the Holder has given written notice thereof;

            (c) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

            (d) If, within 45 days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 45 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

            (e) Any declared default of the Company under any Senior Indebtedness whether now existing or hereafter created that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder.

            (f) One or more judgments for the payment of money in an amount in excess of $100,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment; or

            (g) Any representation or warranty made by the Company in the Security Agreement is false or incorrect in any material respect when made.


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

      4. Pledge Agreement. This Note is secured by a security interest in all shares of outstanding capital stock of Sigma Metals, Inc. ("Sigma") owned by the Company pursuant to the Pledge Agreement dated as of April 12, 2007 (as amended from time to time, the "Pledge Agreement") by and between the Company and the Holder.

      5. Miscellaneous.

            (a) Waiver and Amendment. The rights and remedies herein reserved to any party shall be cumulative and in addition to any other or further rights and remedies available at law or in equity. The waiver by any party hereto of any breach of any provision of this Note shall not be deemed to be a waiver of the breach of any other provision or any subsequent breach of the same provision. This Note and its terms may be changed, waived or amended only by the written consent of the Company and the Holder and, if any such change, waiver, or amendment is with respect to the subordination provisions, the holders of at least a majority in the then-outstanding principal amount of the Senior Indebtedness.

            (b) Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions. Any legal suit, action or proceeding arising out of or based upon this Note shall be instituted in any federal or state court only in the City and County of New York, State of New York. The aforementioned choice of venue is intended to be mandatory and not permissive in nature, thereby precluding the possibility of litigation arising out of this Note in any jurisdiction other than that specified in this Section. The Holder and the Company each waive, to the fullest extent permitted by applicable law, any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section, and stipulates that the state and federal courts located in the City and County of New York, State of New York, shall have in personam jurisdiction and venue over them for the purpose of litigation any dispute, controversy or proceeding arising out of or related to this Note.

            (c) Successors and Assigns. All of the terms and provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns.

            (d) Headings. The section headings contained in this Note are intended solely for convenience of reference and do not themselves constitute a part of this Note.

            (e) Severability. In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or other unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal, or unenforceable.

            (f) Costs of Collection. The Company shall reimburse Holder for all reasonable costs and expenses, including without limitation, reasonable attorneys' fees and expenses, incurred in connection with (i) drafting, negotiating, executing and delivering any amendment, modification or waiver of, or consent with respect to, any matter relating to the rights of Holder hereunder; (ii) creating, perfecting and maintaining perfection of the Liens (as defined in the Security Agreement) and security interests in the Collateral (as defined in the Security Agreement) in favor of the Holder and (iii) enforcing any provisions of this Note or the Security Agreement and/or collecting any amounts due under this Note.


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

            (g) Notices. All notices, requests, demands or other communications which are required to be or may be given or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or after dispatch by a recognized overnight courier to the appropriate party to whom the same is so given or made:

To Holder at:
                                    -----------------------------


                                    -----------------------------


To Company at:                      Gales Industries Incorporated
                                    1479 North Clinton Avenue
                                    Bay Shore, NY 11706

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this Section. All such notices, requests, demands or other communications shall be deemed to have been received on the date of delivery thereof (if delivered by hand) and on the next day after sending thereof (if by overnight courier).

            (h) Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder.

            (i) No Set-Off. All payments by the Company under this Note shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

            (j) Waiver of Presentment, Demand, Etc. To the fullest extent permitted by applicable law, the Company expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity of the obligations under this Note, diligence in collection, and the benefit of any exemption or insolvency laws.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and issued as of the date first written above.

                                                   GALES INDUSTRIES INCORPORATED


                                                   By:
                                                       -------------------------
                                                       Name: Peter D. Retaliatta
                                                       Title: President